Exhibit 99.2

QUARTERLY STATISTICAL SUPPLEMENT

(unaudited)

September 30, 2005

Effective August 1, 2005, Ameriprise Financial, Inc. transferred its 50% ownership interest and the related assets and liabilities of American Express International Deposit Company (AEIDC) to American Express Company as part of its separation agreement from the latter.   The assets, liabilities and operations of AEIDC are reported as discontinued operations.

Information for prior periods has been restated to conform to this presentation.

Table of Contents

Page
Ameriprise Financial, Inc.
Consolidated Income Statements	1
Financial Summary	2
Consolidating Segment Information	3
Consolidated Balance Sheets	4
Selected Consolidated Information	5-6
Selected Balance Sheet Information	7
Asset Accumulation and Income
Income Statements	8
Product Information	9
Selected Statistical Information	10
Managed Asset Roll Forward	11
Product Roll Forward	12
Protection
Income Statements	13
Product Information	14
Selected Statistical Information	15
Product Roll Forward	16
Corporate and Other and Eliminations
Statements of Operations	17
Exhibit 1	A1-A5

Ameriprise Financial, Inc.

Consolidated Income Statements

(Dollars in millions, unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004
Revenues
Management, financial advice and service fees	$550	$606	$608	$632	$687	25%	$2,248
Distribution fees	248	267	288	289	296	19%	1,101
Net investment income	520	571	548	558	561	8%	2,137
Premiums	262	264	270	279	202	-23%	1,023
Other revenues	132	135	133	137	127	-3%	518
Total revenues	1,712	1,843	1,847	1,895	1,873	9%	7,027
Expenses
Compensation and benefits:
Field	311	339	362	371	408	31%	1,331
Non-field	249	259	279	280	295	19%	957
Total compensation and benefits	560	598	641	651	703	26%	2,288
Interest credited to account values	302	342	311	328	337	11%	1,268
Benefits, claims, losses and settlement expenses	205	223	218	238	190	-8%	828
Amortization of deferred acquisition costs	108	125	136	134	49	-55%	437
Interest and debt expense	13	15	17	19	16	27%	52
Other expense	263	280	258	278	305	16%	1,042
Total expenses before separation costs	1,451	1,583	1,581	1,648	1,600	10%	5,915
Income before income tax provision, separation costs, discontinued operations and accounting change	261	260	266	247	273	4%	1,112
Income tax provision before tax benefit attributable to separation costs	73	34	78	61	91	25%	287
Income before separation costs, discontinued operations and accounting change	188	226	188	186	182	-3%	825
Separation costs, after-tax *	—	—	13	37	59	—	—
Income before discontinued operations and accounting change	188	226	175	149	123	-35%	825
Discontinued operations, net of tax	11	9	8	6	2	-87%	40
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	(71)
Net income	$199	$235	$183	$155	$125	-38%	$794

Net investment gains (losses), after-tax	$7	$5	$7	$37	$(4)	#	$6

Dividends paid **	$100	$603	$—	$—	$217	#	$1,326

Contribution margin***	52.2%	51.0%	51.8%	50.5%	50.1%	—	51.3%

*       The non-GAAP presentation of separation costs, after-tax is calculated using the statutory tax rate of 35%.

**     Dividends paid in 3Q 2005 includes $165 million associated with the transfer of the Company’s interest in AEIDC to American Express Company.

***   Contribution margin represents total revenues less field compensation and benefits, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

#       Variance 100% or greater.

Ameriprise Financial, Inc.

Financial Summary

(Dollars in millions except per share data, unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004

Common shares outstanding (ended) *	246.2	246.2	246.2	246.2	246.2	0%	246.2

Weighted average common shares outstanding - Basic*	246.2	246.2	246.2	246.2	246.2	0%	246.2
Dilutive effect of stock options	—	—	—	—	—	—	—
Weighted average common shares outstanding - Diluted*	246.2	246.2	246.2	246.2	246.2	0%	246.2

EPS - Basic: ******
Income before separation costs, discontinued operations and accounting change	$0.77	$0.92	$0.76	$0.76	$0.74	-4%	$3.35
Separation costs, discontinued operations and accounting change	0.04	0.03	(0.02)	(0.13)	(0.24)	#	(0.13)
Net income	$0.81	$0.95	$0.74	$0.63	$0.50	-38%	$3.22

EPS - Diluted: ******
Income before separation costs, discontinued operations and accounting change	$0.77	$0.92	$0.76	$0.76	$0.74	-4%	$3.35
Separation costs, discontinued operations and accounting change	0.04	0.03	(0.02)	(0.13)	(0.24)	#	(0.13)
Net income	$0.81	$0.95	$0.74	$0.63	$0.50	-38%	$3.22

Net income margin	11.6%	12.7%	9.9%	8.2%	6.6%		11.3%
Operating income margin **	15.3%	14.1%	14.4%	13.0%	14.6%		11.7%
Average shareholders’ equity (billions)	$7.2	$7.0	$6.7	$6.8	$7.0	-2%	$7.0
Return on equity before discontinued operations ***	12.0%	11.4%	11.3%	9.8%	9.8%		11.4%

Book value:
Book value	$7,152	$6,702	$6,482	$6,993	$7,836	10%	$6,702
Book value, excluding the impact of accumulated other comprehensive income (OCI)	$6,682	$6,322	$6,514	$6,679	$7,855	18%	$6,322
Book value per share	$29.05	$27.23	$26.33	$28.41	$31.83	10%	$27.23
Book value per share, excluding the impact of OCI	$27.14	$25.68	$26.46	$27.13	$31.91	18%	$25.68

Debt/capital measure****	18.3%	19.7%	20.6%	19.2%	15.2%		19.7%

Allocated equity: *****
Asset accumulation and income	$3,795	$3,760	$3,677	$3,575	$3,551	-6%	$3,760
Protection	1,958	1,964	1,974	1,942	1,965	0%	1,964
Corporate and other	929	598	863	1,163	2,339	#	598
Accumulated other comprehensive income	469	380	(32)	313	(19)	#	380
Total	$7,151	$6,702	$6,482	$6,993	$7,836	10%	$6,702

*	Represents actual Ameriprise Financial, Inc. shares outstanding as of September 30, 2005 assuming no dilution for all periods presented.

**	Operating income margin represents income before income tax provision, separation costs, discontinued operations and accounting change as a percentage of total revenues.

***

Calculated using the trailing 12 month net income before discontinued operations and accounting change and the average of shareholders’ equity before both the assets and liabilities of discontinued operations as of the last day of the preceding four quarters and the current quarter.

****

Prior to September 30, 2005, debt consisted of a short term line of credit and long term debt with American Express Company; as well as medium term notes with external third parties.  During 3Q 2005, debt outstanding from American Express Company was replaced with a bridge loan from an external third party.

Excluded is non recourse debt. Capital includes total shareholders’ equity plus the previously described debt.

*****

Allocated equity reflects the internal allocation of consolidated shareholders’ equity (excluding OCI) to the Company’s operating segments for purposes of measuring segment pretax operating return on allocated equity. Allocated equity does not reflect insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

******	EPS for other than EPS - Net income are non-GAAP financial measures.

#	Variance 100% or greater.

Ameriprise Financial, Inc.

Consolidating Segment Information

(Millions, unaudited)

INCOME STATEMENT

	3Q 2005
	Asset Accumulation and Income	Protection	Corporate and Other and Eliminations	Total

Revenues
Management, financial advice and service fees	$611	$17	$59	$687
Distribution fees	207	27	62	296
Net investment income	479	90	(8)	561
Premiums	—	217	(15)	202
Other revenues	8	109	10	127
Total revenues	1,305	460	108	1,873

Expenses
Compensation and benefits - field	252	57	99	408
Interest credited to account values	299	38	—	337
Benefits, claims, losses and settlement expenses	3	187	—	190
Amortization of deferred acquisition costs	68	(20)	1	49
Interest and debt expense	12	9	(5)	16
Other operating expense*	505	53	42	600
Total expenses before separation costs	1,139	324	137	1,600

Income (loss) before income tax provision (benefit), separation costs, discontinued operations and accounting change	166	136	(29)	273
Separation costs, pretax	—	—	92	92
Income (loss) before income tax provision (benefit), discontinued operations and accounting change	$166	$136	$(121)	$181

BALANCE SHEET

Total Assets	$73,983	$16,326	$2,064	$92,373

* On a consolidated basis, non-field compensation and benefits expense was $ 295 MM.

Ameriprise Financial, Inc.

Consolidated Balance Sheets

(Millions, unaudited)

	September 30,	December 31,	March 31,	June 30,	September 30,
	2004	2004	2005	2005	2005
Assets
Cash and cash equivalents	$1,743	$1,024	$1,105	$2,097	$2,620
Investments	39,097	40,232	39,915	40,207	39,454
Receivables	2,260	2,160	2,548	2,476	2,936
Deferred acquisition costs	3,927	3,956	4,043	4,032	4,088
Separate account assets	32,367	35,901	35,995	37,433	39,840
Restricted and segregated cash	1,479	1,536	1,535	1,241	1,058
Assets of discontinued operations	5,259	5,873	6,002	6,123	—
Other assets	2,370	2,431	2,393	2,343	2,377
Total assets	$88,502	$93,113	$93,536	$95,952	$92,373

Liabilities and Shareholders’ Equity
Liabilities:
Future policy benefits and claims	$33,010	$33,253	$33,190	$33,169	$32,958
Investment certificate reserves	5,306	5,831	6,282	6,427	6,392
Accounts payable and accrued expenses	2,344	2,456	2,665	2,681	2,516
Payable to American Express	1,698	1,751	1,780	1,718	102
Short-term debt	—	—	—	—	1,351
Long-term debt	377	385	385	378	360
Separate account liabilities	32,367	35,901	35,995	37,433	39,840
Liabilities of discontinued operations	5,037	5,631	5,794	5,870	—
Other liabilities	1,212	1,203	963	1,283	1,018
Total liabilities	81,351	86,411	87,054	88,959	84,537

Shareholders’ Equity:
Common shares ($.01 par)	—	—	—	—	2
Additional paid-in capital	2,899	2,907	2,916	2,926	4,193
Retained earnings	3,782	3,415	3,597	3,753	3,661
Accumulated other comprehensive income (loss), net of tax	470	380	(31)	314	(20)
Total shareholders’ equity	7,151	6,702	6,482	6,993	7,836

Total liabilities and shareholders’ equity	$88,502	$93,113	$93,536	$95,952	$92,373

Ameriprise Financial, Inc.

Selected Consolidated Information

(Dollars in millions, except where noted, unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004

Owned, managed and administered assets (billions):
Owned assets*	$77.3	$81.2	$81.4	$83.8	$86.2	12%	$81.2
Managed assets*, **	236.2	257.0	250.9	255.8	260.1	10%	257.0
Administered assets	65.2	70.0	68.7	71.1	74.4	14%	70.0
Total owned, managed and administered assets	$378.7	$408.2	$401.0	$410.7	$420.7	11%	$408.2

Ending shareholders’ equity by legal entity:
IDS Life Insurance Co.	$5,320	$4,906	$4,714	$5,096	$5,552	4%	$4,906
IDS Property Casualty Ins. Co.	454	469	500	542	494	9%	469
Ameriprise Certificate Co.	322	343	298	346	309	-4%	343
Other	1,056	984	970	1,009	1,481	40%	984
Total	7,152	6,702	6,482	6,993	7,836	10%	$6,702

CASH SALES
By product:
Mutual funds***	$5,634	$5,774	$6,192	$6,044	$6,469	15%	$24,633
Annuities	1,887	1,835	2,016	2,440	2,483	32%	7,820
Investment certificates	1,786	2,587	2,226	1,896	1,386	-22%	7,141
Life and other insurance products	306	288	327	313	273	-11%	1,162
Institutional products and services****	1,664	1,763	1,758	2,519	846	-49%	7,683
Other	991	1,077	925	1,081	949	-4%	4,478
Total	$12,268	$13,324	$13,444	$14,293	$12,406	1%	$52,917

By channel:
Branded advisor***	$5,356	$6,014	$6,333	$6,259	$6,123	14%	$23,656
Securities America	1,280	1,263	1,535	1,632	1,628	27%	3,865
Third-party distribution	204	220	248	264	282	38%	870
Institutional	1,603	1,355	1,705	2,321	1,055	-34%	7,455
Threadneedle	2,107	2,253	1,819	2,050	2,126	1%	8,536
All Other (AEIDC/AEB,etc)	1,718	2,219	1,804	1,767	1,192	-31%	8,535
Total	$12,268	$13,324	$13,444	$14,293	$12,406	1%	$52,917

Total Gross Dealer Concession *****	$357.2	$382.4	$403.3	$416.9	$419.3	17%	$1,501.1

*

Owned assets include certain assets on our balance sheet, principally investments in the general and separate accounts of our life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables. During 3Q 2005 the Company transferred its 50 percent interest in AEIDC to American Express Company.  For this presentation, prior periods have been restated to remove the AEIDC assets from the owned category and to report the related investment portfolio in the managed category.

**

Managed assets includes all assets managed by Ameriprise Financial, Inc. or its subsidiaries that are investment advisors, but does not include owned assets or administered assets. The presentation of managed assets may be different when provided by any of these subsidiaries.

***	Excludes non proprietary sales within Ameriprise’s wrap accounts.

****	Includes separately managed accounts and alternative investments.

*****	Internal measure, commonly used in the financial services industry, of the sales production of the advisor channel, excluding Securities America.

Securities America is a separately managed broker dealer and its results are included in the Corporate and Other and Eliminations segment.

Ameriprise Financial, Inc.

Selected Consolidated Information (continued)

(unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004

Employee base:
Field (employee advisors)	2,947	3,170	3,241	3,109	3,039	3%	3,170
Non-field	8,692	8,538	8,594	8,664	8,665	0%	8,538

Advisors:
Employee advisors	2,947	3,170	3,241	3,109	3,039	3%	3,170
Franchisee advisors	7,583	7,571	7,534	7,470	7,441	-2%	7,571
Total branded financial advisors	10,530	10,741	10,775	10,579	10,480	0%	10,741
Securities America registered representatives	1,541	1,603	1,581	1,583	1,708	11%	1,603
Total advisors	12,071	12,344	12,356	12,162	12,188	1%	12,344
Employee advisor retention	59%	62%	65%	65%	64%		62%
Franchisee advisor retention	93%	93%	92%	92%	91%		93%

Cash sales* per branded advisor (thousands)	$509	$560	$588	$592	$581	14%	$2,243

Gross Dealer Concession** per branded advisor (thousands)	$33.9	$35.6	$37.4	$39.4	$39.8	17%	$141.8

Financial planning:
Financial plans sold (thousands)	51	59	66	58	54	7%	226

Percentage of clients with financial plans	42%	42%	43%	43%	43%		42%

Sales per branded advisor client (thousands)	$2.5	$2.8	$3.1	$3.1	$3.2	24%	$11.0

Clients:
Total clients*** (millions)	2.7	2.7	2.7	2.8	2.8	2%	2.7

Branded advisor clients (millions)	2.2	2.2	2.0	2.0	2.0	-9%	2.2

Client retention	94%	94%	93%	94%	94%		94%

*       Branded advisor cash sales excludes non proprietary sales within Ameriprise’s wrap accounts.

**     Internal measure, commonly used in the financial services industry, of the sales production of the advisor channel excluding Securities America.

***   Total clients includes individual, business and institutional clients.

Securities America is a separately managed broker dealer and its results are included in the Corporate and Other and Eliminations segment.

Ameriprise Financial, Inc.

Selected Balance Sheet Information

(Dollars in billions, unaudited)

	3Q 2004		4Q 2004		1Q 2005		2Q 2005		3Q 2005
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

Earning assets by type (%):
Equity	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Fixed income	43.0%	43.6%	42.4%	43.0%	42.5%	42.6%	41.5%	42.0%	39.8%	39.9%
Separate accounts	42.3%	41.9%	44.6%	44.2%	44.3%	44.2%	45.0%	44.6%	46.3%	46.2%
Other	14.6%	14.4%	12.9%	12.7%	13.1%	13.1%	13.4%	13.3%	13.8%	13.8%

Available-for-sale (AFS) investments:
Corporate debt securities	$18.4	$19.1	$19.5	$20.1	$19.6	$19.8	$19.7	$20.2	$19.4	$19.5
Mortgage and other asset-backed securities	12.4	12.6	12.6	12.7	12.9	12.8	13.3	13.4	13.5	13.4
Structured investments	0.8	0.8	0.8	0.7	0.7	0.7	—	—	—	—
State and municipal obligations	0.8	0.8	0.8	0.8	0.8	0.8	0.9	0.9	0.8	0.9
U.S. government and agencies obligations	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4
Foreign government bonds and obligations	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Common and preferred stocks	0.1	—	—	0.2	0.1	0.2	0.1	0.2	0.1	0.1
Total	$33.0	$33.8	$34.2	$35.0	$34.6	$34.8	$34.5	$35.2	$34.3	$34.4

Fixed income asset quality:
AAA	41%		41%		41%		43%		43%
AA	4%		4%		5%		6%		6%
A	20%		20%		20%		20%		20%
BBB	26%		27%		27%		24%		24%
Below investment grade	9%		8%		7%		7%		7%

Non-performing assets as a percentage of invested assets*	0.04%		0.03%		0.06%		0.03%		0.02%
Reserve coverage (times) of non-performing assets	6.3		7.2		3.6		6.6		8.8
SFAS 115 related mark-to-market amount in assets (pretax)	$0.8		$0.8		$0.1		$0.7		$0.1

*  Excludes short-term cash positions and includes the impact of FIN 46.

Asset Accumulation and Income

Income Statements

(Dollars in millions, unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004
Revenues
Management, financial advice and service fees	$486	$532	$531	$561	$611	26%	$1,986
Distribution fees	176	198	205	200	207	17%	784
Net investment income	450	496	471	478	479	7%	1,860
Other revenues	16	17	18	17	8	-45%	46
Total revenues	1,128	1,243	1,225	1,256	1,305	16%	4,676

Expenses
Compensation and benefits - field	221	233	240	241	252	14%	890
Interest credited to account values	261	303	275	300	299	15%	1,125
Benefits, claims, losses and settlement expenses	16	16	5	16	3	-82%	52
Amortization of deferred acquisition costs	79	82	92	97	68	-16%	305
Interest and debt expense	10	12	11	7	12	18%	33
Other operating expense	384	441	441	438	505	32%	1,580
Total expenses	971	1,087	1,064	1,099	1,139	17%	3,985
Income before income tax provision, discontinued operations and accounting change	$157	$156	$161	$157	$166	7%	$691

Net investment gains (losses), pretax	$8	$4	$7	$37	$(8)	#	$6

Contribution margin *	55.9%	55.6%	57.5%	55.6%	57.6%		55.8%

Allocated equity **	$3,795	$3,760	$3,677	$3,575	$3,551	-6%	$3,760

Return on allocated equity for income before income tax provision, discontinued operations and accounting change***	NA	18.3%	17.0%	17.0%	17.6%		18.3%

*

Contribution margin represents total revenues less field compensation and benefits, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

**

Allocated equity reflects the internal allocation of consolidated shareholders’ equity (excluding OCI) to the Company’s operating segments for purposes of measuring segment return on allocated equity. Allocated equity does not reflect insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

***

Calculated using trailing 12 month income before income tax provision, discontinued operations and accounting change and the average allocated equity as of the last day of the preceding three quarters and the current quarter.

#	Variance 100% or greater.

Asset Accumulation and Income

Product Information

(Dollars in millions, unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004

Revenues:
Asset management	$343	$373	$358	$373	$385	12%	$1,420
Variable annuities	203	217	216	213	213	11%	807
Fixed annuities	303	309	303	306	321	2%	1,233
Certificates	59	87	70	80	67	15%	270
Brokerage, banking and other	220	257	278	284	319	44%	946

Total	$1,128	$1,243	$1,225	$1,256	$1,305	16%	$4,676

Product sales: *
Mutual funds	$4,828	$4,900	$5,126	$5,033	$5,415	12%	$21,038
Variable annuities	1,118	1,223	1,378	1,724	1,834	64%	4,734
Fixed annuities	401	309	279	270	217	-46%	1,390
Certificates	1,786	2,587	2,226	1,896	1,386	-22%	7,140
Other	2,566	2,767	2,583	3,439	1,665	-35%	11,847

Total	$10,699	$11,786	$11,592	$12,362	$10,517	-2%	$46,149

* Excludes non proprietary sales within Ameriprise’s wrap accounts.

Asset Accumulation and Income

Selected Statistical Information

(Dollars in billions, unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04
	2004	2004	2005	2005	2005	% Inc/(Dec)

Owned, managed and administered assets:
Owned assets*	$63.6	$67.1	$67.2	$69.1	$70.8	11%
Managed assets**	231.4	251.5	245.1	249.7	253.3	9%
Administered assets	54.8	60.1	58.8	61.0	63.8	16%
Total owned, managed and administered assets	$349.8	$378.7	$371.1	$379.8	$387.9	11%

Managed assets by type - excluding separate accounts (%):

Equity	49%	49%	48%	47%	47%
Fixed income	25%	24%	24%	23%	22%
Broker managed wrap	13%	14%	15%	16%	17%
Other	13%	13%	13%	14%	14%

Mutual fund performance:

Equity - 12-month
Percent of funds, equal weighted in top 2 Lipper quartiles	41%	59%	59%	66%	66%

Fixed Income - 12-month
Percent of funds, equal weighted in top 2 Lipper quartiles	53%	68%	50%	45%	45%

Equity - 3-year
Percent of funds, equal weighted in top 2 Lipper quartiles	39%	39%	50%	52%	43%

Fixed income - 3-year
Percent of funds, equal weighted in top 2 Lipper quartiles	40%	20%	31%	44%	31%

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds subadvised by advisors not affliliated with Ameriprise Financial, Inc. or index funds.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party subadvised funds.

Aggregated data only includes mutual funds in existence as of September 30, 2005.  Refer to Exhibit 1 for individual mutual fund performance rankings and other important disclosures.

Exhibit 1 includes performance rankings for funds subadvised by non-affiliated advisors for general reference although not included in the summary above.

*              Owned assets include certain assets on our balance sheet, principally investments in the general and separate accounts of our life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables.

**           Managed assets include all assets managed by Ameriprise Financial, Inc., or its subsidiaries that are investment advisors, but does not include owned assets or administered assets. The presentation of managed assets may be different when provided by any of these subsidiaries.

Asset Accumulation and Income

Managed Assets Roll Forward

(Dollars in billions, unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004
Managed assets - retail:
RiverSource mutual funds
Beginning assets	$65.5	$63.3	$65.3	$61.2	$59.9	-9%	$68.8
Sales	2.4	2.0	2.1	2.0	2.0	-21%	9.6
Redemptions	(4.2)	(4.1)	(4.9)	(4.5)	(4.5)	8%	(17.5)
Market appreciation/(depreciation)	(0.6)	3.9	(1.4)	0.9	2.0	#	3.7
Other	0.2	0.2	0.1	0.3	—	-11%	0.7
Ending assets	$63.3	$65.3	$61.2	$59.9	$59.4	-6%	$65.3

Threadneedle mutual funds
Beginning assets	$10.8	$10.8	$12.2	$11.9	$12.4	15%	$10.7
Sales	0.9	0.9	1.2	1.1	1.4	63%	3.8
Redemptions	(1.0)	(0.7)	(1.2)	(1.2)	(0.7)	-30%	(3.6)
Market appreciation/(depreciation) and foreign currency translation	0.2	0.6	0.1	0.8	0.7	#	1.0
Other	(0.1)	0.6	(0.4)	(0.2)	(0.4)	#	0.3
Ending assets	$10.8	$12.2	$11.9	$12.4	$13.4	24%	$12.2

Wrap accounts - other company products*
Beginning assets	$27.4	$29.3	$34.0	$36.4	$39.6	44%	$22.6
Sales	2.6	3.1	3.8	3.9	3.7	44%	11.0
Redemptions	(1.4)	(1.7)	(2.0)	(2.4)	(2.2)	59%	(6.4)
Market appreciation/(depreciation)	0.2	2.4	—	1.1	1.6	#	3.8
Other	0.5	0.9	0.6	0.6	1.0	67%	3.0
Ending assets	29.3	34.0	36.4	39.6	43.7	49%	34.0
Total managed assets - retail	$103.4	$111.5	$109.5	$111.9	$116.5	13%	$111.5

Managed assets - institutional:
Separately managed accounts/sub-advisory
Beginning assets	$22.7	$20.1	$21.6	$20.3	$20.9	-8%	$23.6
Sales	0.3	0.4	0.3	0.6	0.3	-28%	1.7
Redemptions	(0.7)	(0.4)	(1.3)	(0.6)	(1.4)	#	(3.0)
Market appreciation/(depreciation)	0.1	0.6	(0.2)	0.3	(0.1)	#	1.3
Other	(2.3)	0.9	(0.1)	0.3	—	#	(2.0)
Ending assets	$20.1	$21.6	$20.3	$20.9	$19.7	-2%	$21.6

Other institutional
Beginning assets	$9.2	$9.2	$9.2	$9.8	$8.2	-11%	$8.6
Sales	0.1	0.1	0.7	0.8	0.1	65%	1.5
Redemptions	(0.3)	(0.1)	(0.1)	(2.4)	(0.8)	#	(1.7)
Market appreciation/(depreciation)	0.2	0.0	0.0	0.0	(0.0)	-79%	0.8
Ending assets	$9.2	$9.2	$9.8	$8.2	$7.5	-18%	$9.2

Threadneedle separately managed accounts/sub-advisory
Beginning assets	$90.5	$92.5	$103.6	$100.7	$101.8	13%	$84.2
Sales	4.3	3.3	3.0	5.2	5.5	30%	14.0
Redemptions	(2.8)	(2.7)	(4.6)	(6.1)	(6.9)	#	(11.5)
Market appreciation/(depreciation) and foreign currency translation	0.5	4.4	0.5	3.2	4.3	#	5.7
Other	0.0	6.1	(1.8)	(1.2)	(1.8)	#	11.2
Ending assets	$92.5	$103.6	$100.7	$101.8	$102.9	11%	$103.6
Total managed assets - institutional	$121.8	$134.4	$130.8	$130.9	$130.1	7%	$134.4

Managed assets - retirement services:
Collective funds
Beginning assets	$12.4	$12.1	$12.1	$11.2	$11.3	-9%	$12.6
Sales	0.4	0.4	0.4	0.5	0.4	4%	1.8
Redemptions	(0.7)	(1.0)	(1.2)	(0.7)	(0.7)	-11%	(3.5)
Market appreciation/(depreciation)	—	0.4	—	0.1	0.2	#	0.7
Other	(0.0)	0.2	(0.1)	0.2	0.1	-42%	0.5
Total managed assets - retirement services	$12.1	$12.1	$11.2	$11.3	$11.3	-7%	$12.1

Managed assets - eliminations and other	(5.9)	(6.5)	(6.4)	(4.4)	(4.6)	-24%	(6.5)

Total managed assets	$231.4	$251.5	$245.1	$249.7	$253.3	9%	$251.5

* Wrap accounts - other company products include flow activity for SPS Non Proprietary products.  Cash sales for this product line are included as sales for the managed asset rollforward but excluded from other cash sales metrics included in these Quarterly Statistical Supplement Tables.  Securities America is also excluded.

# Variance 100% or greater.

Note:  Managed assets includes all assets managed by Ameriprise Financial, Inc., or its subsidiaries that are investment advisors, but does not include owned assets or administered assets.  The presentation of managed assets may be different when provided by any of these subsidiaries.

Asset Accumulation and Income

Product Roll Forward

(Dollars in millions, unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004
Account value activity:
Variable annuities:*
Beginning balance	$25,690	$25,701	$28,284	$28,317	$29,515	15%	$24,282
Deposits	914	975	1,234	1,585	1,733	89%	3,911
Withdrawals/surrenders	(576)	(642)	(719)	(863)	(907)	57%	(2,306)
Net flows	338	333	515	722	826	#	1,605
Investment performance/interest credited	(266)	2,227	(509)	511	1,294	#	2,448
Policy charges	—	—	—	—	—	—	—
Other	(61)	23	27	(35)	(13)	-79%	(51)
Ending balance	25,701	28,284	28,317	29,515	$31,622	23%	$28,284

Fixed annuities:*
Beginning balance	$26,570	$26,796	$26,979	$26,823	$26,697	0%	$26,377
Deposits	530	482	348	344	249	-53%	1,947
Withdrawals/surrenders	(544)	(634)	(724)	(713)	(757)	39%	(2,415)
Net flows	(14)	(152)	(376)	(369)	(508)	0%	(468)
Policyholder interest credited	240	249	238	244	241	1%	984
Other	—	86	(18)	(1)	30	—	86
Ending balance	$26,796	$26,979	$26,823	$26,697	$26,460	-1%	$26,979

Certificates:
Beginning balance	$5,006	$5,306	$5,831	$6,282	$6,427	28%	$4,784
Deposits	806	1,165	1,129	781	796	-1%	3,285
Withdrawals/surrenders	(528)	(695)	(719)	(683)	(889)	68%	(2,375)
Net flows	278	470	410	98	(93)	#	910
Interest credited	23	55	37	48	58	#	139
Other	(1)	—	4	(1)	—	-28%	(2)
Ending balance	$5,306	$5,831	$6,282	$6,427	$6,392	20%	$5,831

Deferred acquisition costs:
Variable annuities:
Beginning balance	$1,415	$1,421	$1,446	$1,522	$1,536	9%	$1,271
Capitalization	68	71	80	99	101	49%	277
Amortization	(29)	(36)	(46)	(45)	(35)	21%	(91)
Other/FAS 115	(33)	(10)	42	(40)	39	#	(11)
Ending balance	$1,421	$1,446	$1,522	$1,536	$1,641	15%	$1,446

Fixed annuities:
Beginning balance	$455	$441	$426	$427	$406	-11%	$462
Capitalization	16	11	11	9	8	-53%	53
Amortization	(25)	(19)	(22)	(21)	(14)	-41%	(87)
Other/FAS 115	(5)	(7)	12	(9)	9	#	(2)
Ending balance	$441	$426	$427	$406	$409	-7%	$426

Other:
Beginning balance	$196	$175	$166	$151	$120	-38%	$225
Capitalization	5	5	6	5	5	-16%	26
Amortization	(27)	(25)	(24)	(31)	(19)	-32%	(128)
Other	1	11	3	(5)	(10)	#	43
Ending balance	$175	$166	$151	$120	$96	-45%	$166

*  The fixed portion of the Variable annuities product is included in the Fixed annuities product account values.

#  Variance 100% or greater.

Protection

Income Statements

(Dollars in millions, unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004
Revenues
Management, financial advice and service fees	$17	$19	$16	$13	$17	-1%	$58
Distribution fees	25	27	27	26	27	4%	105
Net investment income	82	82	81	85	90	9%	316
Premiums	262	264	270	279	217	-17%	1,023
Other revenues	103	103	112	112	109	6%	421
Total revenues	489	495	506	515	460	-6%	1,923

Expenses
Compensation and benefits - field	23	24	25	20	57	#	90
Interest credited to account values	42	39	36	28	38	-11%	143
Benefits, claims, losses and settlement expenses	190	207	213	222	187	-1%	777
Amortization of deferred policy acquisition costs	29	43	44	37	(20)	#	132
Interest and debt expense	5	7	6	4	9	75%	19
Other operating expense	66	75	75	83	53	-21%	274
Total expenses	355	395	399	394	324	-9%	1,435
Income before income tax provision and accounting change	$134	$100	$107	$121	$136	0%	$488

Net investment gains, pretax	$3	$4	$2	$7	$3	-32%	$2

Contribution margin *	48.1%	45.3%	46.0%	47.4%	38.9%		47.5%

Allocated equity **	$1,958	$1,964	$1,974	$1,942	$1,965	0%	$1,964

Return on allocated equity for income before income tax provision and accounting change ***	NA	25.3%	23.8%	23.5%	23.5%		25.3%

*

Contribution margin represents total revenues less field compensation and benefits, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

**

Allocated equity reflects the internal allocation of consolidated shareholders’ equity (excluding OCI) to the Company’s operating segments for purposes of measuring segment pretax operating return on allocated equity. Allocated equity does not reflect insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

***	Calculated using trailing 12 month income before income tax provision and accounting change and the average allocated equity as of the last day of the preceding three quarters and the current quarter.

#	Variance 100% or greater.

Protection

Product Information

(Dollars in millions, unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004

Revenues

VUL/UL	$165	$169	$170	$167	$173	4%	$658
Term and whole life	21	22	22	23	20	-5%	84
Personal auto and home	116	120	122	128	145	25%	445
Disability income and other	187	184	192	197	122	-35%	736

Total	$489	$495	$506	$515	$460	-6%	$1,923

Protection

Selected Statistical Information

(Dollars in millions, except where noted, unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004

Owned, managed and administered assets (billions):
Owned assets*	$13	$13	$14	$14	$14	12%	$13

Life and other non-property and casualty insurance:
Sales:
• VUL/UL	$77.7	$79.5	$79.6	$79.8	$88.3	14%	$306.1
• Term and whole life	$5.0	$5.1	$4.8	$5.2	$5.4	4%	$20.0
• Disability and other	$17.4	$17.6	$16.4	$15.8	$15.5	-11%	$71.5
Lapse rate
• VUL/UL	5.1%	5.2%	5.0%	5.2%	5.2%		5.1%
Face amount outstanding
• VUL/UL	$97,492	$98,910	$100,267	$102,775	$104,331	7%	$98,910
• Term and whole life	$42,999	$44,850	$46,671	$48,480	$50,255	17%	$44,850
• Other**	$2,001	$1,995	$1,972	$1,961	$1,941	-3%	$1,995
Policyholder reserves
• VUL/UL	$6,247	$6,686	$6,704	$6,847	$7,131	14%	$6,686
• Term and whole life	$226	$228	$230	$231	$232	3%	$228
• Disability and other	$2,297	$2,334	$2,359	$2,385	$2,429	6%	$2,334
Net amount at risk***
• VUL/UL	$49,908	$49,773	$49,215	$49,792	$49,171	-1%	$49,773
• Term and whole life	$16,343	$16,424	$16,223	$15,896	$15,605	-5%	$16,424

Personal auto and home insurance:
Earned premium	$109	$114	$115	$121	$127	16%	$422
Policy count (thousands)	392	406	420	434	445	13%	406
Loss ratio	83.4%	83.1%	82.3%	81.8%	83.3%		83.1%
Expense ratio	16.1%	18.4%	15.6%	15.1%	13.0%		16.6%

*

Owned assets include certain assets on our balance sheet, principally investments in the general and separate accounts of our life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables.

**	Includes only other life insurance.
***	Face amount outstanding less policyholder reserves net of re-insurance.

Protection

Product Roll Forward

(Dollars in millions, unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004

Future policy benefits and policyholder account balances:
VUL/UL
Beginning balance	$6,222	$6,247	$6,686	$6,704	$6,847	10%	$5,926
Premiums and deposits	239	247	251	244	249	4%	971
Investment performance	(27)	382	(38)	100	246	#	495
Surrenders and withdrawals	(203)	(203)	(205)	(210)	(229)	13%	(822)
Other	16	13	10	9	18	17%	116
Ending balance	$6,247	$6,686	$6,704	$6,847	$7,131	14%	$6,686

Deferred acquisition costs:
VUL/UL
Beginning balance	$1,193	$1,222	$1,239	$1,260	$1,269	6%	$1,140
Capitalization	30	32	30	32	34	13%	120
Amortization	5	(14)	(16)	(16)	40	#	(35)
Other/FAS 115	(6)	(1)	7	(7)	7	#	14
Ending balance	$1,222	$1,239	$1,260	$1,269	$1,350	10%	$1,239

Term and whole life
Beginning balance	$88	$90	$92	$94	$96	9%	$84
Capitalization	6	6	6	7	6	12%	24
Amortization	(4)	(4)	(4)	(4)	(3)	-38%	(16)
Other	—	—	—	(1)	1	—	—
Ending balance	$90	$92	$94	$96	$100	12%	$92

Disability and other
Beginning balance	$435	$433	$436	$439	$452	4%	$402
Capitalization	15	15	14	15	16	4%	58
Amortization	(17)	(12)	(12)	(3)	(3)	-27%	(30)
Other	—	—	1	1	(1)	—	6
Ending balance	$433	$436	$439	$452	$464	5%	$436

Total property casualty and AMEX Assurance
Beginning balance	$142	$145	$150	$150	$152	7%	$141
Capitalization	15	19	12	16	17	-56%	58
Amortization	(11)	(13)	(13)	(13)	(14)	-56%	(49)
Other	(1)	(1)	1	(1)	(118)	#	—
Ending balance	$145	$150	$150	$152	$37	-75%	$150

#  Variance 100% or greater.

Corporate and Other and Eliminations

Statements of Operations

(Dollars in millions, unaudited)

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004
Revenues
Management, financial advice and service fees	$47	$55	$61	$58	$59	27%	$204
Distribution fees	47	42	56	63	62	34%	212
Net investment income (losses)	(12)	(7)	(4)	(5)	(8)	-26%	(39)
Premiums	—	—	—	—	(15)	—	—
Other revenues	13	15	3	8	10	-26%	51
Total revenues	95	105	116	124	108	14%	428

Expenses
Compensation and benefits - field	67	82	97	110	99	49%	351
Interest credited to account values	(1)	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(1)	—	—	—	—	—	(1)
Amortization of deferred acquisition costs	—	—	—	—	1	—	—
Interest and debt expense	(2)	(4)	—	8	(5)	89%	—
Other operating expense	62	23	21	37	42	-30%	145
Total expenses before separation costs	125	101	118	155	137	11%	495
(Loss) income before tax (benefit) provision, separation costs and accounting change	(30)	4	(2)	(31)	(29)	0%	(67)
Separation costs, pretax	—	—	20	56	92	—	—
(Loss) income before income tax (benefit) provision and accounting change	$(30)	$4	$(22)	$(87)	$(121)	#	$(67)

Net investment gains (losses), pretax	$—	$—	$1	$13	$(1)	—	$1

Contribution margin *	29.1%	22.6%	16.1%	11.6%	7.7%	—	18.2%

Allocated equity **	$929	$598	$863	$1,163	$2,339	#	$598

*

Contribution margin represents total revenues less field compensation and benefits, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

**

Allocated equity reflects the internal allocation of consolidated shareholders’ equity (excluding OCI) to the Company’s operating segments for purposes of measuring segment return on allocated equity. Allocated equity does not reflect insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

#	Variance 100% or greater.

Exhibit 1

Equity Fund Performance & Lipper Ranking as calculated by Lipper

As of September 30, 2005

Source:  Lipper

•                  Since fund inception returns and rankings are not available.  Actual fund inception date pre-dates data in Lipper database.

*      Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

**   Closed to new investors (Discovery Fund).

			Rankings and Annualized Returns at NAV
	Inception	Fund A Share	1 year			3 years
Class A Shares by Lipper Category	Date	Net Assets ($m)	Return	Ranking		Return	Ranking
Balanced Funds
RiverSourceSM Balanced Fund	04/16/1940	989.8	8.86	64%	402 / 629	12.28	37%	167 / 461
RiverSourceSM Portfolio Builder Moderate Fund	03/04/2004	336.2	11.18	29%	180 / 629
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	03/04/2004	456.0	13.39	8%	49 / 629
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	11/13/1996	313.8	45.36	42%	78 / 186	32.86	82%	133 / 163
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	10/15/1990	3750.6	24.24	2%	3 / 225	26.44	2%	3 / 159
RiverSourceSM Dividend Opportunity Fund	08/01/1988	889.9	17.52	16%	35 / 225	15.13	72%	114 / 159
European Region Funds
RiverSourceSM European Equity Fund	06/26/2000	83.1	20.70	86%	86 / 99	19.70	90%	79 / 87
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	01/23/1985	937.6	15.81	17%	60 / 369	14.92	36%	89 / 247
Global Flexible Portfolio Funds
RiverSourceSM Global Balanced Fund	11/13/1996	68.6	19.95	20%	19 / 95	16.61	56%	44 / 78
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	05/29/1990	455.8	28.62	5%	3 / 61	20.37	25%	13 / 53
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund	04/22/1985	69.1	9.37	69%	35 / 50	20.71	69%	30 / 43
Income Funds
RiverSourceSM Portfolio Builder Conservative Fund	03/04/2004	60.0	6.00	73%	175 / 241
RiverSourceSM Portfolio Builder Moderate Conservative Fund	03/04/2004	126.4	8.73	31%	75 / 241
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	11/15/1984	424.1	23.26	57%	111 / 195	18.93	83%	145 / 175
International Multi Cap Growth Funds
RiverSourceSM International Aggressive Growth Fund*	09/28/2001	221.7	27.71	30%	52 / 178	23.95	40%	61 / 154
International Multi Cap Value Funds
RiverSourceSM International Equity Fund*	10/03/2002	95.4	21.61	88%	101 / 114
RiverSourceSM International Select Value Fund*	09/28/2001	1022.3	27.61	24%	27 / 114	28.51	24%	22 / 91
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund*	10/03/2002	67.7	25.35	76%	40 / 52
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund	03/28/2002	1044.9	13.80	26%	223 / 881	13.95	55%	414 / 765
RiverSourceSM New Dimensions Fund®	08/01/1968	6543.2	7.00	90%	789 / 881	10.67	91%	692 / 765
RiverSourceSM Fundamental Growth Fund*	04/24/2003	17.8	10.10	65%	571 / 881
RiverSourceSM Disciplined Equity Fund	04/24/2003	32.3	15.56	14%	122 / 881
RiverSourceSM Stock Fund	04/06/1945	1465.9	12.58	37%	326 / 881	12.75	74%	560 / 765
Large Cap Growth Funds
RiverSourceSM Growth Fund	03/01/1972	2203.3	17.18	15%	101 / 678	13.88	39%	222 / 577
Large Cap Value Fund
RiverSourceSM Equity Value Fund	03/20/1995	890.0	19.53	4%	17 / 443	21.63	4%	13 / 367
RiverSourceSM Large Cap Value Fund	06/27/2002	72.5	12.00	57%	251 / 443	16.31	68%	248 / 367
RiverSourceSM Value Fund*	06/18/2001	260.3	11.43	67%	294 / 443	17.57	42%	154 / 367
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	06/04/1957	1369.4	19.97	60%	324 / 541	16.34	81%	358 / 441
RiverSourceSM Aggressive Growth Fund*	04/24/2003	30.5	22.13	37%	198 / 541
RiverSourceSM Strategy Aggressive Fund	03/20/1995	429.7	19.94	61%	326 / 541	15.76	86%	376 / 441
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund	02/14/2002	781.9	27.06	8%	19 / 247	29.47	9%	17 / 195
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund*	06/18/2001	721.6	13.27	65%	489 / 752	16.90	48%	271 / 567
RiverSourceSM Portfolio Builder Aggressive Fund	03/04/2004	218.9	15.62	38%	286 / 752
RiverSourceSM Portfolio Builder Total Equity Fund	03/04/2004	176.6	18.09	19%	141 / 752
Multi Cap Value Funds
RiverSourceSM Select Value Fund*	03/08/2002	547.1	16.02	42%	196 / 470	19.06	46%	164 / 362
Real Estate Funds
RiverSourceSM Real Estate Fund	03/04/2004	74.3	29.80	19%	40 / 216
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund	10/25/1999	218.0	11.55	67%	111 / 166	15.90	74%	111 / 149
Science & Technology Fund
RiverSourceSM Global Technology Fund	11/13/1996	124.4	20.83	30%	85 / 288	34.73	5%	12 / 265
Small Cap Core Funds
RiverSourceSM Discovery Fund*, **	08/24/1981	147.5	22.08	22%	132 / 604	26.49	19%	92 / 488
RiverSourceSM Small Cap Equity Fund*	03/08/2002	140.5	21.94	23%	136 / 604	24.94	29%	138 / 488
RiverSourceSM Small Cap Value Fund*	06/18/2001	755.6	14.40	87%	521 / 604	23.21	52%	251 / 488
RiverSourceSM Small Cap Advantage Fund	05/04/1999	607.7	18.11	59%	356 / 604	24.48	33%	157 / 488
RiverSourceSM Small Company Index Fund	08/19/1996	865.6	20.10	41%	245 / 604	23.12	53%	258 / 488
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund*	01/24/2001	139.3	15.58	71%	367 / 522	17.72	71%	306 / 436

			Rankings and Annualized Returns at NAV
	Inception	Fund A Share	5 years			10 years
Class A Shares by Lipper Category	Date	Net Assets ($m)	Return	Ranking		Return	Ranking
Balanced Funds
RiverSourceSM Balanced Fund	04/16/1940	989.8	-2.13	93%	338 / 366	3.88	98%	165 / 169
RiverSourceSM Portfolio Builder Moderate Fund	03/04/2004	336.2
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	03/04/2004	456.0
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	11/13/1996	313.8	11.82	76%	92 / 121
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	10/15/1990	3750.6	8.91	10%	13 / 131	10.86	24%	17 / 72
RiverSourceSM Dividend Opportunity Fund	08/01/1988	889.9	-3.06	94%	124 / 131	7.63	77%	56 / 72
European Region Funds
RiverSourceSM European Equity Fund	06/26/2000	83.1	-2.40	92%	65 / 70
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	01/23/1985	937.6	2.36	31%	56 / 180	6.04	79%	67 / 84
Global Flexible Portfolio Funds
RiverSourceSM Global Balanced Fund	11/13/1996	68.6	1.25	89%	63 / 70
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	05/29/1990	455.8	-3.15	45%	21 / 46	4.77	83%	14 / 16
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund	04/22/1985	69.1	23.79	80%	27 / 33	4.37	57%	13 / 22
Income Funds
RiverSourceSM Portfolio Builder Conservative Fund	03/04/2004	60.0
RiverSourceSM Portfolio Builder Moderate Conservative Fund	03/04/2004	126.4
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	11/15/1984	424.1	-3.64	91%	117 / 128	2.72	93%	51 / 54
International Multi Cap Growth Funds
RiverSourceSM International Aggressive Growth Fund*	09/28/2001	221.7
International Multi Cap Value Funds
RiverSourceSM International Equity Fund*	10/03/2002	95.4
RiverSourceSM International Select Value Fund*	09/28/2001	1022.3
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund*	10/03/2002	67.7
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund	03/28/2002	1044.9
RiverSourceSM New Dimensions Fund®	08/01/1968	6543.2	-5.05	78%	469 / 603	7.85	53%	116 / 221
RiverSourceSM Fundamental Growth Fund*	04/24/2003	17.8
RiverSourceSM Disciplined Equity Fund	04/24/2003	32.3
RiverSourceSM Stock Fund	04/06/1945	1465.9	-2.51	51%	303 / 603	6.46	79%	174 / 221
Large Cap Growth Funds
RiverSourceSM Growth Fund	03/01/1972	2203.3	-10.89	81%	367 / 453	4.61	84%	124 / 147
Large Cap Value Fund
RiverSourceSM Equity Value Fund	03/20/1995	890.0	3.11	49%	119 / 242	8.43	63%	71 / 113
RiverSourceSM Large Cap Value Fund	06/27/2002	72.5
RiverSourceSM Value Fund*	06/18/2001	260.3
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	06/04/1957	1369.4	-1.58	32%	101 / 320	10.94	16%	19 / 120
RiverSourceSM Aggressive Growth Fund*	04/24/2003	30.5
RiverSourceSM Strategy Aggressive Fund	03/20/1995	429.7	-13.23	91%	290 / 320	4.90	82%	99 / 120
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund	02/14/2002	781.9
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund*	06/18/2001	721.6
RiverSourceSM Portfolio Builder Aggressive Fund	03/04/2004	218.9
RiverSourceSM Portfolio Builder Total Equity Fund	03/04/2004	176.6
Multi Cap Value Funds
RiverSourceSM Select Value Fund*	03/08/2002	547.1
Real Estate Funds
RiverSourceSM Real Estate Fund	03/04/2004	74.3
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund	10/25/1999	218.0	-2.16	75%	96 / 128
Science & Technology Fund
RiverSourceSM Global Technology Fund	11/13/1996	124.4	-19.02	60%	125 / 210
Small Cap Core Funds
RiverSourceSM Discovery Fund *, **	08/24/1981	147.5	2.62	89%	301 / 341	5.33	95%	97 / 102
RiverSourceSM Small Cap Equity Fund*	03/08/2002	140.5
RiverSourceSM Small Cap Value Fund*	06/18/2001	755.6
RiverSourceSM Small Cap Advantage Fund	05/04/1999	607.7	6.05	71%	241 / 341
RiverSourceSM Small Company Index Fund	08/19/1996	865.6	9.91	46%	154 / 341
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund*	01/24/2001	139.3

		Rankings and Annualized Returns at NAV					Annualized Returns @ POP
	Inception	Fund A Share	Since Inception	Ranking Since							Since
Class A Shares by Lipper Category	Date	Net Assets ($m)	Return	Date	Ranking		1 year	3 years	5 years	10 years	Inception
Balanced Funds
RiverSourceSM Balanced Fund	04/16/1940	989.8	•				2.60	10.08	-3.28	3.27	•
RiverSourceSM Portfolio Builder Moderate Fund	03/04/2004	336.2	7.04	03/04/2004	12%	65 / 579	4.79				3.09
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	03/04/2004	456.0	7.70	03/04/2004	9%	48 / 579	6.87				3.72
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	11/13/1996	313.8	7.11	11/14/1996	52%	35 / 67	37.00	30.26	10.51		6.40
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	10/15/1990	3750.6	12.77	10/18/1990	38%	10 / 26	17.10	23.97	7.63	10.20	12.32
RiverSourceSM Dividend Opportunity Fund	08/01/1988	889.9	9.55	08/04/1988	93%	25 / 26	10.77	12.88	-4.21	7.00	9.18
European Region Funds
RiverSourceSM European Equity Fund	06/26/2000	83.1	-1.91	06/26/2000	88%	58 / 65	13.76	17.36	-3.55		-3.00
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	01/23/1985	937.6	11.01	01/24/1985	29%	2 / 6	9.15	12.67	1.15	5.41	10.70
Global Flexible Portfolio Funds
RiverSourceSM Global Balanced Fund	11/13/1996	68.6	5.15	11/14/1996	89%	37 / 41	13.06	14.33	0.06		4.45
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	05/29/1990	455.8	5.47	05/31/1990	84%	5 / 5	21.22	18.02	-4.29	4.15	5.07
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund	04/22/1985	69.1	6.66	04/25/1985	37%	4 / 10	3.08	18.35	22.33	3.75	6.35
Income Funds
RiverSourceSM Portfolio Builder Conservative Fund	03/04/2004	60.0	4.07	03/04/2004	59%	133 / 227	0.96				0.90
RiverSourceSM Portfolio Builder Moderate Conservative Fund	03/04/2004	126.4	5.60	03/04/2004	31%	70 / 227	3.57				2.38
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	11/15/1984	424.1	8.32	11/15/1984	84%	5 / 5	16.17	16.61	-4.78	2.12	8.01
International Multi Cap Growth Funds
RiverSourceSM International Aggressive Growth Fund*	09/28/2001	221.7	13.30	09/28/2001	40%	52 / 132	20.37	21.53			11.64
International Multi Cap Value Funds
RiverSourceSM International Equity Fund*	10/03/2002	95.4	19.91	10/03/2002	96%	92 / 95	14.62				17.56
RiverSourceSM International Select Value Fund*	09/28/2001	1022.3	16.98	09/28/2001	30%	25 / 85	20.27	25.99			15.27
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund*	10/03/2002	67.7	28.14	10/03/2002	73%	32 / 43	18.15				25.63
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund	03/28/2002	1044.9	2.86	03/28/2002	36%	259 / 724	7.26	11.72			1.13
RiverSourceSM New Dimensions Fund®	08/01/1968	6543.2	11.21	08/01/1968	7%	2 / 29	0.85	8.50	-6.17	7.21	11.03
RiverSourceSM Fundamental Growth Fund*	04/24/2003	17.8	7.83	04/24/2003	95%	756 / 798	3.77				5.24
RiverSourceSM Disciplined Equity Fund	04/24/2003	32.3	15.89	04/24/2003	16%	125 / 798	8.92				13.10
RiverSourceSM Stock Fund	04/06/1945	1465.9	•				6.11	10.54	-3.65	5.84	•
Large Cap Growth Funds
RiverSourceSM Growth Fund	03/01/1972	2203.3	•				10.44	11.65	-11.94	3.99	•
Large Cap Value Fund
RiverSourceSM Equity Value Fund	03/20/1995	890.0	9.41	03/23/1995	67%	68 / 101	12.66	19.25	1.90	7.79	8.80
RiverSourceSM Large Cap Value Fund	06/27/2002	72.5	8.73	06/27/2002	53%	190 / 359	5.56	14.04			6.77
RiverSourceSM Value Fund*	06/18/2001	260.3	3.67	06/18/2001	45%	132 / 296	5.02	15.27			2.24
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	06/04/1957	1369.4	•				13.07	14.06	-2.74	10.29	•
RiverSourceSM Aggressive Growth Fund*	04/24/2003	30.5	23.09	04/24/2003	22%	102 / 474	15.11				20.13
RiverSourceSM Strategy Aggressive Fund	03/20/1995	429.7	6.77	03/23/1995	81%	91 / 112	13.05	13.50	-14.25	4.28	6.17
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund	02/14/2002	781.9	15.88	02/14/2002	10%	17 / 181	19.75	26.94			14.00
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund*	06/18/2001	721.6	4.47	06/18/2001	32%	140 / 442	6.76	14.62			3.04
RiverSourceSM Portfolio Builder Aggressive Fund	03/04/2004	218.9	8.42	03/04/2004	26%	180 / 709	8.97				4.41
RiverSourceSM Portfolio Builder Total Equity Fund	03/04/2004	176.6	9.25	03/04/2004	20%	138 / 709	11.30				5.21
Multi Cap Value Funds
RiverSourceSM Select Value Fund*	03/08/2002	547.1	9.73	03/08/2002	11%	35 / 325	9.35	16.74			7.92
Real Estate Funds
RiverSourceSM Real Estate Fund	03/04/2004	74.3	22.92	03/04/2004	15%	31 / 208	22.34				18.37
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund	10/25/1999	218.0	-0.01	10/28/1999	79%	86 / 108	11.55	15.90	-2.16		-0.01
Science & Technology Fund
RiverSourceSM Global Technology Fund	11/13/1996	124.4	4.27	11/14/1996	60%	27 / 44	13.89	32.10	-19.98		3.57
Small Cap Core Funds
RiverSourceSM Discovery Fund*, **	08/24/1981	147.5	9.37	08/27/1981	78%	7 / 8	15.06	24.02	1.41	4.71	9.10
RiverSourceSM Small Cap Equity Fund*	03/08/2002	140.5	9.36	03/08/2002	62%	286 / 461	14.93	22.50			7.56
RiverSourceSM Small Cap Value Fund*	06/18/2001	755.6	12.13	06/18/2001	30%	118 / 403	7.83	20.80			10.59
RiverSourceSM Small Cap Advantage Fund	05/04/1999	607.7	8.24	05/06/1999	80%	225 / 281	11.32	22.04	4.80		7.24
RiverSourceSM Small Company Index Fund	08/19/1996	865.6	10.92	08/22/1996	52%	61 / 118	13.19	20.72	8.61		10.20
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund*	01/24/2001	139.3	-2.13	01/24/2001	72%	256 / 357	8.93	15.42			-3.36

A1

Source: Lipper as of 9/30/2005. Lipper rankings are based upon annualized total returns, excluding sales charges.

Public Offering Price (POP) returns reflect fund sales charges.

Fee waivers were in place for each subadvised fund shown. Return would have been lower for each Fund had fee waivers not been in place. The performance information shown represents past performance and is not a guarantee of future results. Fund returns for all periods would have been lower if the applicable sales charges were included. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting ameriprise.com/amp/individual/products/investing/mutualfunds.

A2

Fixed Income Fund Performance & Lipper Ranking as calculated by Lipper

As of September 30, 2005

Source:  Lipper

*  Since fund inception returns and rankings are not available.  Actual fund inception date pre-dates data in Lipper database.

			Rankings and Annualized Returns at NAV
	Inception	Fund A Share	1 year			3 years
Class A Shares by Lipper Category	Date	Net Assets ($m)	Return	Ranking		Return	Ranking
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	08/18/1986	184.5	4.60	37%	45 / 123	3.29	58%	66 / 114
Corporate Debt — A rated Funds
RiverSourceSM Selective Fund	04/06/1945	550.9	2.54	47%	87 / 187	3.22	76%	117 / 153
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	05/07/1979	3581.7	3.24	56%	150 / 268	3.23	60%	151 / 254
RiverSourceSM Tax-Exempt Bond Fund	11/24/1976	620.9	3.32	54%	144 / 268	2.81	74%	188 / 254
Global Income Funds
RiverSourceSM Global Bond Fund	03/20/1989	364.9	2.80	78%	71 / 91	7.71	47%	41 / 88
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	12/08/1983	1727.0	7.07	26%	109 / 424	14.40	43%	153 / 362
RiverSourceSM Income Opportunities Fund	06/19/2003	204.8	5.66	53%	225 / 424
Insured Municipal Debt Funds
RiverSourceSM Insured Tax-Exempt Fund	08/18/1986	310.9	2.54	63%	34 / 53	2.56	78%	39 / 49
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund	06/19/2003	35.1	2.32	57%	258 / 458
RiverSourceSM Diversified Bond Fund	10/03/1974	1742.7	2.88	26%	116 / 458	4.32	33%	131 / 396
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	11/13/1996	106.6	1.70	52%	76 / 147	2.50	54%	66 / 122
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	07/02/1987	55.3	2.67	72%	38 / 52	2.52	81%	42 / 51
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	07/02/1987	51.4	2.99	50%	19 / 37	3.02	53%	20 / 37
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	08/18/1986	336.6	2.79	72%	36 / 49	3.27	66%	33 / 49
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	08/18/1986	70.8	3.04	61%	65 / 107	2.84	70%	72 / 103
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	07/02/1987	49.9	2.59	63%	27 / 42	2.34	80%	34 / 42
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund	06/19/2003	81.0	2.04	14%	21 / 155
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	08/19/1985	820.5	1.15	47%	37 / 79	1.16	61%	44 / 72
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund	03/04/2004	93.4	4.57	49%	37 / 76
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund	02/14/2002	153.9	2.72	35%	27 / 77	3.37	29%	20 / 69

			Rankings and Annualized Returns at NAV
	Inception	Fund A Share	5 years			10 years
Class A Shares by Lipper Category	Date	Net Assets ($m)	Return	Ranking		Return	Ranking
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	08/18/1986	184.5	5.28	60%	60 / 99	5.26	64%	43 / 67
Corporate Debt — A rated Funds
RiverSourceSM Selective Fund	04/06/1945	550.9	4.35	98%	110 / 112	5.04	92%	64 / 69
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	05/07/1979	3581.7	5.26	60%	133 / 221	5.15	49%	71 / 145
RiverSourceSM Tax-Exempt Bond Fund	11/24/1976	620.9	5.42	51%	112 / 221	5.30	39%	56 / 145
Global Income Funds
RiverSourceSM Global Bond Fund	03/20/1989	364.9	7.77	44%	28 / 64	5.54	56%	21 / 37
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	12/08/1983	1727.0	5.55	61%	179 / 297	5.48	54%	54 / 99
RiverSourceSM Income Opportunities Fund	06/19/2003	204.8
Insured Municipal Debt Funds
RiverSourceSM Insured Tax-Exempt Fund	08/18/1986	310.9	5.14	73%	35 / 47	4.97	54%	21 / 38
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund	06/19/2003	35.1
RiverSourceSM Diversified Bond Fund	10/03/1974	1742.7	5.36	76%	221 / 290	5.60	59%	81 / 138
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	11/13/1996	106.6	4.70	65%	60 / 92
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	07/02/1987	55.3	5.10	82%	39 / 47	4.86	75%	29 / 38
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	07/02/1987	51.4	5.44	40%	15 / 37	4.89	68%	21 / 30
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	08/18/1986	336.6	5.26	64%	29 / 45	5.14	44%	17 / 38
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	08/18/1986	70.8	5.42	59%	53 / 89	5.05	70%	45 / 64
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	07/02/1987	49.9	4.85	73%	29 / 39	4.82	62%	21 / 33
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund	06/19/2003	81.0
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	08/19/1985	820.5	3.59	50%	31 / 62	4.49	48%	23 / 47
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund	03/04/2004	93.4
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund	02/14/2002	153.9

			Rankings and Annualized Returns at NAV				Annualized Returns @ POP
	Inception	Fund A Share	Since Inception	Ranking Since							Since
Class A Shares by Lipper Category	Date	Net Assets ($m)	Return	Date	Ranking		1 year	3 years	5 years	10 years	Inception
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	08/18/1986	184.5	6.02	08/31/1986	78%	17 / 21	-0.37	1.62	4.26	4.75	5.75
Corporate Debt — A rated Funds
RiverSourceSM Selective Fund	04/06/1945	550.9	*				-2.33	1.56	3.34	4.53	*
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	05/07/1979	3581.7	7.01	05/31/1979	42%	10 / 23	-1.67	1.57	4.24	4.64	6.81
RiverSourceSM Tax-Exempt Bond Fund	11/24/1976	620.9	*				-1.59	1.16	4.40	4.79	*
Global Income Funds
RiverSourceSM Global Bond Fund	03/20/1989	364.9	7.74	03/23/1989	12%	1 / 8	-2.08	5.98	6.72	5.03	7.42
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	12/08/1983	1727.0	8.24	12/08/1983	46%	11 / 23	1.98	12.56	4.53	4.97	8.00
RiverSourceSM Income Opportunities Fund	06/19/2003	204.8	8.59	06/19/2003	46%	181 / 395	0.64				6.30
Insured Municipal Debt Funds
RiverSourceSM Insured Tax-Exempt Fund	08/18/1986	310.9	6.07	08/31/1986	50%	6 / 11	-2.33	0.91	4.12	4.46	5.80
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund	06/19/2003	35.1	1.72	06/19/2003	74%	307 / 419	-2.54				-0.43
RiverSourceSM Diversified Bond Fund	10/03/1974	1742.7	9.40	10/03/1974	25%	1 / 3	-2.00	2.64	4.34	5.09	9.23
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	11/13/1996	106.6	4.32	11/14/1996	80%	60 / 74	-3.13	0.85	3.69		3.75
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	07/02/1987	55.3	5.91	07/02/1987	67%	2 / 2	-2.21	0.87	4.08	4.35	5.63
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	07/02/1987	51.4	6.08	07/02/1987	67%	2 / 2	-1.91	1.36	4.42	4.38	5.80
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	08/18/1986	336.6	6.08	08/31/1986	58%	4 / 6	-2.10	1.61	4.24	4.63	5.81
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	08/18/1986	70.8	5.86	08/31/1986	78%	14 / 17	-1.86	1.19	4.40	4.54	5.59
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	07/02/1987	49.9	5.89	07/02/1987	67%	2 / 2	-2.28	0.69	3.83	4.31	5.61
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund	06/19/2003	81.0	1.76	06/19/2003	20%	27 / 139	-2.81				-0.39
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	08/19/1985	820.5	6.30	08/22/1985	29%	2 / 6	-3.66	-0.47	2.59	3.98	6.05
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund	03/04/2004	93.4	3.77	03/04/2004	53%	35 / 66	-0.40				0.61
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund	02/14/2002	153.9	4.32	02/14/2002	36%	24 / 66	-2.16	1.71			2.93

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Source: Lipper as of 9/30/2005. Lipper rankings are based upon annualized total returns, excluding sales charges.

Public Offfering Price (POP) returns reflect fund sales charges.

The performance information shown represents past performance and is not a guarantee of future results. Fund returns for all periods would have been lower if the applicable sales charges were included. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting ameriprise.com/amp/individual/products/investing/mutualfunds.

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Important Disclosures

You should consider the investment objectives, risks, charges and expenses of mutual funds carefully before investing. For a free prospectus, which contains this and other important information about our funds, call (800) 297-3863, TTY:
(800) 846-4852. Read the prospectus carefully before you invest.

An investment in money market funds is not  insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future. Stocks of mid-capitalization may be slightly less volatile than those of small-capitalization companies but still involve substantial risk.

The investment process used to manage the RiverSource Disciplined Equity Fund employs new technologies and statistical methods that have not previously been used to manage open-end mutual funds. Shareholders should be prepared for the possibility that the Fund may underperform its benchmark.  While Ameriprise Financial, Inc. seeks to control trading activity, the Fund may trade more often that other funds in its peer group.  Trading activity may result in inceased fees, expenses and taxes.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

High-yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by Ameriprise Financial Services, Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”), and the Licensors make no representation regarding the advisability of investing in the Funds.

Ameriprise Financial Services, Inc., Member NASD

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